PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS


                                 PURISIMA FUNDS
     SUPPLEMENT DATED MARCH 26, 1999 TO PROSPECTUS DATED SEPTEMBER 29, 1998


The disclosure under the strategy section on page 1 and under "Investment Objective and Polices" on pages 5 and 6 for THE PURISIMA PURE AMERICAN FUND and THE PURISIMA PURE FOREIGN FUND in the Fund's prospectus dated September 29, 1998 is supplemented by the following.

THE PURE AMERICAN FUND

This Fund seeks to provide investors with a high level of total return. The Fund may emphasize investments in common stocks and other equity-type securities, or securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's investment adviser. The Fund will concentrate its portfolio holdings to those securities issued by issuers domiciled in the United States.

THE PURE FOREIGN FUND

This Fund seeks to provide investors with a high level of total return. The Fund may emphasize investments in common stocks and other equity-type securities, or securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's investment adviser. The Fund will concentrate its portfolio holdings to those securities issued by issuers domiciled outside of the United States.